SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 29, 1995

                                  TEXOIL, INC.
                      ____________________________________

             (Exact name of Registrant as specified in its charter)

            Nevada                0-12633                 8-0177083

      (State or other        (Commission File            (IRS Employer
      jurisdiction of             Number)               Identification
      incorporation)                                        Number)

                               1600 Smith Street
                                   Suite 4000
                              Houston, Texas 77002
                    _______________________________________
                    (Address of principal executive offices)

      Registrant's Telephone Number, including Area Code:  (713) 652-5741

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Item 4. Changes in Registrant's Certifying Accountant

        (a) Previous independent accountants

            The Company dismissed Price Waterhouse LLP as its independent accountants on December 29, 1995.

            The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle except that it was modified as to uncertainty as follows:

               "because the Company has suffered recurring operating losses as well as cash flow deficits and must extend or otherwise refinance notes payable due on or before December 31, 1995, there is substantial doubt about its ability to meet the future expenditure obligations necessary to fully evaluate and develop its oil and gas properties and to continue as a going concern."

            The decision to change accountants was approved by the Company's Board of Directors.

            In connection with its audits for the two most recent fiscal years and through December 29, 1995, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

            The Registrant has requested Price Waterhouse LLP to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 2, 1996, is filed as Exhibit 16.1 to this Form 8-K.

        (b) New independent accountants

            The Company has engaged BDO Seidman, LLP as its independent accountants as of December 29, 1995. The Company did not consult BDO Seidman, LLP on any accounting, auditing or financial reporting issue during its two most recent fiscal years or through December 29, 1995.

Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of Businesses Acquired.  Not applicable.

        (b)  Pro Forma Financial Information:  Not applicable.

        (c)  Exhibits.

             16.1 Letter dated January 2, 1996 from Price Waterhouse LLP to the Securities and Exchange Commission (filed herewith).

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            TEXOIL, INC.

Date: January 3, 1996                       By: /s/ WALTER L. WILLIAMS
                                                    Walter L. Williams
                                                    Chairman

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